UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2015

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

 (502) 891-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      Entry into a Material Definitive Agreement.

Share Purchase Agreement

On February 24, 2015, Almost Family, Inc. (the “Company”) and its wholly-owned subsidiary, National Health Industries, Inc. (“NHI”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with (i) Bracor, Inc. dba WillCare (“Bracor”) and (ii) Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust. Under the Share Purchase Agreement, NHI will purchase all of the issued and outstanding shares of Bracor’s capital stock for aggregate cash consideration of $50.9 million, as adjusted for increases or decreases in working capital and EBITDA, and less indebtedness and transaction expenses.

The Share Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions, including, among others, a covenant that requires Bracor to conduct its business in the ordinary course of business, consistent with past practice and to comply with certain covenants regarding the operations of its business from the date of the Share Purchase Agreement until closing.

The closing of the Share Purchase Agreement is subject to customary closing conditions, including certain regulatory approvals which the Company does not anticipate receiving for at least six months. The Share Purchase Agreement provides for certain termination rights of the parties, including termination by any party if the closing has not been consummated on or before December 31, 2015 (but only if the party terminating the Share Purchase Agreement has not breached the agreement and thereby caused the failure of closing to occur before December 31, 2015).  In addition, neither party is obligated to consummate the transactions contemplated by the Share Purchase Agreement if Annualized EBITDA, as calculated in accordance with the Share Purchase Agreement, is less than $6.0 million or greater than $15.0 million.

Stock Purchase Agreement

Also on February 24, 2015, the Company and NHI entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Bracor pursuant to which NHI will purchase all of the issued and outstanding shares of capital stock of Bracor’s wholly-owned subsidiary, BHC Services, Inc. (“BHC”), for cash consideration equal to $3.0 million.

The Stock Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions, including, among others, a covenant that requires Bracor to conduct BHC’s business in the ordinary course of business, consistent with past practice and to comply with certain covenants regarding the operations of its business from the date of the Stock Purchase Agreement until closing.

The closing of the Stock Purchase Agreement is subject to customary closing conditions, including certain regulatory approvals. The Stock Purchase Agreement provides for certain termination rights of the parties, including termination by any party if the closing has not been consummated on or before March 31, 2015 (but only if the party terminating the Stock Purchase Agreement has not breached the agreement and thereby caused the failure of closing to occur before March 31, 2015).

Other than as set forth herein, there are no material relationships between either the Company or NHI and any of the parties to the Share Purchase Agreement or the Stock Purchase Agreement.

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2015, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2014. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

In the press release announcing its financial results for the quarter and year ended December 31, 2014, the Company announced it has updated its segment reporting to better help investors understand the performance of its core home health operations from its innovation activities.  Trended quarterly segment financial information for the three-year period ended December 31, 2014, reflecting these reclassifications is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On February 25, 2015, the Company issued a press release describing the Share Purchase Agreement and the Stock Purchase Agreement disclosed at Item 1.01 of this Form 8-K.  A copy of the press release is included as Exhibit 99.3 to this Form 8-K, and is incorporated herein by reference.

The information in Exhibit 99.3 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                      Description

99.1	Press Release dated February 25, 2015 announcing financial results for the quarter and year ended December 31, 2014.

99.2	Quarterly segment financial information for the three-year period ended December 31, 2014, reflecting the reclassification of the Company’s segment reporting.

99.3	Press Release dated February 25, 2015 announcing the Share Purchase Agreement and the Stock Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       ALMOST FAMILY, INC.

Date:  February 25, 2015                                                                            By: /s/ C. Steven Guenthner
          C. Steven Guenthner
                                    President & Principal Financial Officer

EXHIBIT INDEX

Exhibit                      Description

99.1	Press Release dated February 25, 2015 announcing financial results for the quarter and year ended December 31, 2014.

99.2	Quarterly segment financial information for the three-year period ended December 31, 2014, reflecting the reclassification of the Company’s segment reporting.

99.3	Press Release dated February 25, 2015 announcing the Share Purchase Agreement and the Stock Purchase Agreement.